Exhibit 4


  NUMBER                                                               SHARES
[   C    ]   INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO   [          ]
                     SPORTS INFORMATION & PUBLISHING CORP.


                    TOTAL AUTHORIZED ISSUE 60,000,000 SHARES
50,000,000 SHARES PAR VALUE $.001 EACH    10,000,000 SHARES PAR VALUE $.001 EACH
          COMMON STOCK                                  PREFERRED STOCK

                                                        See Reverse for
                                                        Certain Definitions


This is to Certify that  _______________________________________ is the owner of

________________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                     Sports Information & Publishing Corp.


transferrable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signature of its duly authorized officers.

Dated


---------------------------   ((Corporate Seal))    ----------------------------
        Secretary                                            President

((Reverse Side of Stock Certificate))


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM -- as tenants in common   UNIF GIFT MIN ACT --         Custodian
                                                       -------          --------
                                                       (Cust.)           (Minor)

TEN ENT -- as tenants by the entireties       under Uniform Gifts to Minors
                                              Act
JT TEN --  as joint tenants with right of         ------------------------------
           survivorship and not as tenants                 (State)
           in common
    Additional abbreviations may also be used though not in the above list.

   For value received,                    hereby sell, assign and transfer unto
                      -------------------


  PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE
                                       -----------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                          Shares
--------------------------------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
     -------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------           -------------------------------
      In presence of

     ----------------------------           -------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.